We build and service the infrastructure that enables our economy to run, our people to move and our country to grow. 4TH QUARTER AND FULL YEAR Earnings call March 1, 2022

2S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation. DISCLOSURE: Forward-Looking Statements

WHAT'S the Sterling Story?

A story of successful execution of multi-year strategic business transformation since 2016; born of a strategy and vision that levers our entrepreneurial spirit and our customer-centric culture.

Since 2016, our **Strategic Elements** have remained our blueprint for reducing risk, improving margins, and consistently outperforming peers.

Sterling's Three Fundamental Strategic Elements:

Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets

Sterling returns value by accelerating through an improved business mix, targeted margin expansion within high-growth verticals, and increased exposure within complementary adjacent markets.

STERLING

Sterling: Fourth Quarter & Full Year 2021 3

WHY Sterling?

Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets
Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

Sterling builds value for investors seeking high margins, healthy cash flow, proven performance and strong operational execution.

Five Year Stock Price Performance Sterling vs S&P 500



Sterling exceeded S&P 500 by 131.4%

Focused

- ✓ Execution of our strategy
- ✓ Entrepreneurial spirit driving solid returns
- ✓ Customer-centric culture
- ✓ Meeting the future demands of infrastructure with a portfolio of service offerings serving key end markets

Growth

- ✓ Platform of higher-margin lower-risk work
- ✓ Solid growth and diversification strategies
- ✓ Geographically positioned in the right markets
- ✓ Executing growth strategy results in 5-year revenue CAGR of 18%

Results

- ✓ Strong management delivering consistent track record that meets or beats estimates
- ✓ Continued performance and sustainability of multi-year strategic business transformation
- ✓ Improved business mix
- ✓ Highly respected and profitable stable of subsidiary companies

Efficient

- ✓ Margin expansion within high-growth verticals
- ✓ Increased exposure within complementary adjacent markets
- ✓ Executing growth strategy results in 5-year EBITDA CAGR of 66%

STERLING

Sterling: Fourth Quarter & Full Year 2021 4

WHO is Sterling?

Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets
Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

We are a market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

Sterling offers a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets

E-Infrastructure Solutions

Develop advanced, large-scale site development systems & services for data centers, e-commerce distribution centers, commercial, warehousing, transportation, energy and more.

Highest margins: 60% of our segment profits
Fastest growing: 18% revenue growth in 2021

Building Solutions

Residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work

2nd highest margins: 24% of our segment profits
2nd fastest growing: 15% revenue growth in 2021

Transportation Solutions

Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail, water, wastewater and storm drainage systems

Consistent margins & disciplined
Revenue growth of 6% in 2021

STERLING
Margin and growth percentages based on FY2021/FY2020 Revenues and Operating Income
Sterling: Fourth Quarter & Full Year 2021 5

2015 Margins Transformational Evolution Continues Creating a Leading Infrastructure Service Provider 6 Strategic Execution | Proven Results | Strong Growth Heavy Civil Business Margins  9.3% 0 2 4 6 8 10 12 14 16 18 20 + Margins  6.1% Strategic Vision Introduced Next 5 years2015 2016 2017 2018 2019 - 2021 1. Solidify the Base 7-8% 2. Grow High- Margin Product 50/50 Split at 12% margins Heavy Civil & Residential = 2 Service Offerings Tealstone Acquisition Margins  10.6% 3. Expansion into Adjacent Markets 15% margins Continue Strategic Vision Objectives 1, 2 & 3 Plateau Acquisition Heavy Civil + Residential + Specialty = Diversified Service Offerings Margins  20% Current organic growth rate 16% with remainder from organic and strategic acquisitions Executing to the Next Level of Growth E-Infrastructure Solutions Building Solutions Transportation Solutions Petillo & Kimes 2021 Acquisitions Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 2021 Blended MarginMargins  13.6% 2024 - 2026 Blended Margin Threefold margin improvement in 6 years

Strategic Vision Directs Next Growth Stage

Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets
Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

We are levering the foundation we have built to take Sterling to a whole new level

	E-Infrastructure Solutions	Building Solutions	Transportation Solutions
Solid Service Offerings	Develop advanced, large-scale site development systems and services	Concrete foundations for single-family & multi-family homes, parking structures, elevated slabs and other concrete work	Highways, roads, bridges, airports, ports, light rail, water, wastewater and storm drainage systems
Significant Growth Potential	• Highest margins in portfolio • Fastest growing segment • Quick turn lower risk projects • Expanded geographic footprint covering East Coast	• 2nd highest margins • 2nd fastest growing segment • Low risk • Low CAPEX • Fast cash cycles • Expanded footprint in Texas & Arizona	• Recurring revenue • Steady consistent growth • Moderate CAPEX • Strong cash flow • Enhanced business mix

STERLING
Sterling: Fourth Quarter & Full Year 2021 7

E-Infrastructure Solutions Expansion

Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets
Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

Strategic Acquisition Investment Highlights

- Positions Sterling to be an industry leader of e-infrastructure specialty site development services
- Vertical integration in our highest margin, fastest growing segment
- Expansion of geographic footprint to cover blue-chip customers in all major East Coast markets
- Strong cultural alignment with an abundance of entrepreneurial spirit
- Enables cross-selling of broader capabilities and adjacent service offerings across geographies



Expanding our geographic footprint into:
New Jersey
Maryland
New York
Pennsylvania

STRL's 2021 Footprint:
Alabama
Florida
Georgia
Kentucky
Mississippi
North Carolina
South Carolina
Tennessee
Virginia
West Virginia

Growing roster of Top End-Customers

amazon aws FedEx. The Home Depot Lowe's Target Walmart

STERLING
Sterling: Fourth Quarter & Full Year 2021 8

The Sterling Way

At Sterling, we understand that what we do has an immediate and significant positive impact on improving human conditions.

- We build our businesses around meeting the needs of the people we serve providing innovative infrastructure solutions and services for the betterment of our investors, customers, employees and society
- Everything we do focuses on the needs of our ever-growing society **today and tomorrow**
- Taking care of our employees, customers, the environment and our communities is what we do every day

GOVERNANCE & ETHICS

- Our commitment to an ethical culture starts at the highest level with oversight from our Board of Directors & Executive Leadership Team
- Our Chief Compliance Officer leads the ethics and compliance activities

Our Core Values:

Safety, Respect and Trust, Excellence, Integrity

DIVERSITY, EQUITY & INCLUSION

A shared vision and mission. Our company is made up of many diverse races, cultures, backgrounds, and genders. We welcome all employees and cherish each as an integral part of our excellence. Every employee brings a unique perspective and we value them not only as people, but also for how they contribute to Sterling's mission.

Our diverse workforce as of 12/31/21:

Employee Diversity	FY 2021
Hispanic	47.1 %
White	44.2 %
Black	4.0 %
Pacific Islander	2.5 %
Other	2.2 %

SAFETY

Award: 2020 American Road and Transportation Builders National Safety Award

- 2020 was the safest work environment in our company's history
- We are now 75% better than the industry average for lost time incidents
- Our Lost Time Rate (LTR) through 9/30/21 was 0.04

STERLING

Sterling: Fourth Quarter & Full Year 2021 9

Sterling's Strategic Vision Delivers Another Record Fourth Quarter & Full Year 2021 Results

Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets
Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

Since 2016, we have remained committed to our **Strategic Elements** resulting in continuous record growth, margin improvements, and increased customer and shareholder value.

- EPS outpacing expectations
- Record YTD Operating Cash Flow

NASDAQ	STRL	Shares out	28.8M
HQ	The Woodlands, TX	Market cap	$865.9M
Employees	~3,000	Revenues	$1,527.7M
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	Adj. EBITDA[3]	$142.9M
Projects underway	~200	Backlog	$1,493M

Solidify the Base

- Improved bid discipline
- Reduced underperforming margins
- Disciplined expense management
- Enhanced business mix
- Heavy highway backlog gross margin improved to 9.5%[1]

Grow High-Margin Products

- Project mix shift from low-bid heavy highway to alternative delivery projects & other higher margin work
- Low-bid heavy highway revenue reduced from 79% of total revenue in 2016 down to 19%[2]

Expand into Adjacent Markets

- Programmatic acquisition strategy
- New platforms in higher-margin, specialty end markets
- Broadened portfolio of products, services & customers
- Pursuit of platform acquisitions accretive to financial results with gross margin profiles at or above 15%

STERLING

(1) Heavy highway backlog gross margin and (2) Low-bid heavy highway revenue as of December 31, 2021.
(3) See Adj. EBITDA Reconciliation on page 26.

Sterling: Fourth Quarter & Full Year 2021 10

Fourth Quarter 2021 Results

Strong management and effective execution of strategic focus delivered another solid quarter despite significant headwinds plaguing the market

Revenues:	$401.3 million
Adj. Net Income[(1)]:	$13.9 million
Adj. Diluted EPS[(1)]:	$0.47

- Backlog: $1.49 billion with 12.2% margin at December 31, 2021
- Combined Backlog: $1.52 billion with 12.2% margin at December 31, 2021
- Cash & Cash Equivalents: $81.8 million at December 31, 2021
- Cash from operations: $151.6 million for the twelve months ended December 31, 2021

Strong bottom-line results from all sectors

Transportation Solutions	• Strong results from continued shift away from low-bid to alternative delivery, aviation and rail projects • Alternative delivery project volumes were up
Building Solutions	• Texas had a record number of slabs poured in the year, with total slabs poured up 24% over 2020 • Expansion into Phoenix
E-Infrastructure Solutions	• Market remains strong with significant activity in e-commerce, warehousing and data centers • Expansion into new geographies with core customers and new opportunities with new customers

STERLING

(1) See Adj. Net Income and Adj. Diluted EPS Reconciliation on page 22.

Sterling: Fourth Quarter & Full Year 2021 11

12S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Quarterly Consolidated and Segment Results (1) S e e A d j . E B I T D A R e c o n c i l i a t i o n o n p a g e 2 6 . ($ in millions) Q4 2021 Q4 2020 Revenues $ 401.3 $ 347.2 Gross Profit 55.7 46.6 G&A Expense (25.9) (20.2) Intangible Amortization (2.9) (2.9) Acquisition Related Costs (3.9) — Other Operating Expense, Net (3.2) (2.6) Operating Income 19.8 20.9 Interest, Net (3.7) (6.8) Loss on Extinguishment of Debt, Net — (0.3) Income Tax Expense (4.6) (7.8) Less: Net Income Attributable to NCI (0.6) (0.2) Net Income to STRL $ 10.9 $ 5.8 Diluted EPS $0.37 $0.20 Adjusted EBITDA (1) $ 32.0 $ 28.9 ($ in millions) Q4 2021 Q4 2020 Transportation Solutions Revenue $ 195.5 $ 176.7 Operating Income $ 4.7 $ 3.8 Operating Margin 2.4% 2.2 % E-Infrastructure Solutions Revenue $ 127.2 $ 100.4 Operating Income $ 18.7 $ 16.9 Operating Margin 14.7% 16.8 % Building Solutions Revenue $ 78.7 $ 70.1 Operating Income $ 9.2 $ 6.4 Operating Margin 11.7% 9.1%

13S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Full Year Consolidated and Segment Results (1) S e e A d j . E B I T D A R e c o n c i l i a t i o n o n p a g e 2 6 . ($ in millions) 2021 2020 Revenues $ 1,581.8 $ 1,427.4 Gross Profit 214.8 191.4 G&A Expense (78.5) (71.4) Intangible Amortization (11.5) (11.4) Acquisition Related Costs (3.9) (1.0) Other Operating Expense, Net (13.6) (12.6) Operating Income 107.3 94.9 Interest, Net (19.3) (29.2) Gain (Loss) on Extinguishment of Debt, Net 2.0 (0.3) Income Tax Expense (24.9) (22.5) Less: Net Income Attributable to NCI (2.5) (0.6) Net Income to STRL $ 62.6 $ 42.3 Diluted EPS $2.15 $1.50 Adjusted EBITDA (1) $ 142.9 $ 128.1 ($ in millions) 2021 2020 Transportation Solutions Revenue $ 795.6 $ 753.8 Operating Income $ 21.5 $ 14.4 Operating Margin 2.7% 1.9 % E-Infrastructure Solutions Revenue $ 468.8 $ 397.3 Operating Income $ 80.5 $ 76.5 Operating Margin 17.2% 19.3 % Building Solutions Revenue $ 317.4 $ 276.3 Operating Income $ 32.6 $ 30.4 Operating Margin 10.3% 11.0%

Increased EBITDA and Cash Flow Drives Liquidity Strategy

Forward Looking EBITDA Debt Coverage Ratio



3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.7 X
2.4 X
12/31/2020
12/31/2021

We expect to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment and managing leverage.

Capital allocation focus

- Long-term shareholder value
- Complementing organic growth in existing and new markets
- Strong cash flow profile provides flexibility and drives liquidity strategy

Sterling is comfortable with a forward looking debt/EBITDA coverage ratio of +/-2.5X.

5-Year Credit Facility

$447M Term Loan Borrowings
$75M Revolving Credit Facility (Undrawn)

Key Cash Flow Considerations

	FY 2022 Est.	FY 2021
Cash flows from Operations	$140M to $150M	$151.6M
Net CAPEX	$50M to $55M	$42.5M

- Cash at December 31, 2021 was $81.8 million
- 2022 EBITDA guidance: $185M to $200M
- Expected additional 2022 noncash expenses: $38M to $41M (NOL utilization, stock-based compensation, noncash interest expense, etc.)
- 2022 – 2023 scheduled term loan debt payments total $55.1M

STERLING
Sterling: Fourth Quarter & Full Year 2021 14

Contact Us



Sterling

Ron Ballschmiede, Chief Financial Officer
Mary Morley, Investor Relations
Sterling Construction Company, Inc.
Tel: (281) 214-0777

The Equity Group Inc.

Jeremy Hellman
Tel: (212) 836-9626
jhellman@equityny.com

STERLING
Sterling: Fourth Quarter & Full Year 2021 15

16S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Appendix

17S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Strategy Driving Profitable Growth

Realigned Quarterly Segments

With the December 30, 2021 acquisition of Petillo, the Company realigned its operating groups to reflect management's present oversight of operations. After realignment, the Company's operations consist of three reportable segments: Transportation Solutions, E-Infrastructure Solutions and Building Solutions, with the commercial business reclassified from the previously reported Specialty Services operating group into the newly formed Building Solutions operating group. Additionally, costs attributable to corporate operations are now reported on the "Corporate" line. The segment information for the prior periods presented has been recast to conform to the current presentation.

	2021 Quarters Ended				
	March 31	June 30	September 30	December 31	Total
Revenues					
Transportation Solutions	$ 147,054	$ 203,153	$ 249,898	$ 195,477	$ 795,582
E-Infrastructure Solutions	96,572	123,743	121,286	127,183	468,784
Building Solutions	71,690	74,770	92,265	78,675	317,400
Total Revenues	$ 315,316	$ 401,666	$ 463,449	$ 401,335	$ 1,581,766
Operating Income					
Transportation Solutions	$ 2,666	$ 4,796	$ 9,334	$ 4,718	$ 21,514
E-Infrastructure Solutions	17,812	24,714	19,218	18,734	80,478
Building Solutions	7,361	6,790	9,238	9,175	32,564
Segment Operating Income	27,839	36,300	37,790	32,627	134,556
Corporate	(5,084)	(3,580)	(5,759)	(8,969)	(23,392)
Acquisition related costs	—	—	—	(3,877)	(3,877)
Total Operating Income	$ 22,755	$ 32,720	$ 32,031	$ 19,781	$ 107,287

STERLING
Sterling: Fourth Quarter & Full Year 2021 18

19S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Realigned Quarterly Segments (Continued)

20S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 2022 Modeling Considerations* * I n m i l l i o n s e x c e p t f o r E P S a n d p e r c e n t a g e s . Revenue $1,825 to $1,875 Gross Margin ~14.5% G&A Expense as % of Revenue ~5.0% Three Year Revenue Growth Expectations:Other Operating Expense Net $12 to $14 JV Non-Controlling Interest Expense $2 to $3 Transportation Solutions 3% to 5% Effective Income Tax Rate 28% to 29% E-Infrastructure Solutions 5% to 7% Net Income $83 to $89 Building Solutions 7% to 9% Diluted EPS $2.69 to $2.88 Expected Dilutive Shares Outstanding 30.9 EBITDA $185 to $200

21S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 2022 Modeling Considerations Continued* * I n M i l l i o n s e x c e p t f o r p e r c e n t a g e s . NON-CASH ITEMS FY 2022 Expectations FY 2021 Depreciation $34 to $36 $22.7 Intangible Amortization $15 to $16 $11.5 Debt Issuance Cost Amortization $2 to $3 $2.2 Stock-based Compensation $5 to $7 $11.8 Income Tax Expense (Federal) 25% of Pretax Income $19.4 OTHER ITEMS FY 2022 Expectations FY 2021 Interest Expense, including Debt Issuance $19 to $21 $19.3 CAPEX, net of disposals $50 to $55 $42.5

22S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Reconciliation of Non-GAAP Supplemental Adjusted Financial Data*(1) * I n T h o u s a n d s

23S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Reconciliation of Non-GAAP Supplemental Adjusted Financial Data*(1) * I n T h o u s a n d s

24S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Reconciliation of Non-GAAP Supplemental Adjusted Financial Data*(1) * I n T h o u s a n d s

25S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 Reconciliation of Non-GAAP Supplemental Adjusted Financial Data*(1) * I n T h o u s a n d s

26S t e r l i n g : F o u r t h Q u a r t e r & F u l l Y e a r 2 0 2 1 EBITDA Reconciliation* * I n T h o u s a n d s